Exhibit 99.1

FOR IMMEDIATE RELEASE	For More Information Contact:
April 30, 2013	Roy D. Jones, Chief Financial Officer
(864) 240-5104 or rjones@palmettobank.com

The Palmetto Bank Announces Integrated Wealth Management Strategy

Including Agreements for Enhanced Delivery of Trust and Brokerage Services

Greenville, S.C. – The Palmetto Bank (the “Bank”), the wholly-owned subsidiary of Palmetto Bancshares, Inc. (NASDAQ: PLMT), is implementing an expanded Wealth Management strategy to provide enhanced financial advisory services to its clients. As part of the strategy, the Bank entered into separate agreements with Thomasville National Bank (“TNB”) and Investment Professionals, Inc. (“IPI”), to enhance the delivery of trust and brokerage services, respectively.

“The Palmetto Bank has been continuously evolving and adapting over our 106-year history,” said Samuel L. Erwin, President and Chief Executive Officer. “We are thrilled to enter into agreements with Thomasville National Bank and Investment Professionals, Inc. to offer enhanced trust and brokerage services as part of our go-forward Wealth Management strategy. Through our collaborative relationships with TNB and IPI, our overall Wealth Management strategy will be more integrated to provide our clients seamless access to the comprehensive suite of products and services they need to achieve their financial goals. TNB and IPI have worked together with other banks in similar arrangements, successfully providing complimentary trust and brokerage services that we believe is critical to more effectively serve our clients. Working together, we are all committed to serving our existing and future clients through local trust officers of TNB and financial advisors of IPI conveniently located in our offices in the Upstate of South Carolina.”

Under the agreement entered into with TNB on April 25, the Bank will transfer designated trust-related accounts to TNB, along with the corresponding fiduciary and operational responsibilities for such accounts. In return for providing TNB the use of the Bank’s facilities and other support services, the Bank will earn a percentage of the ongoing revenues generated from the assets under management in the transferred accounts owned by TNB and any new accounts referred to TNB. The account transfer to TNB is expected to close in June 2013. Similarly, the Bank entered into a marketing agreement with IPI on April 25 through which IPI will provide brokerage services to the Bank’s clients, and the Bank will earn a percentage of the ongoing revenues generated from the existing and new brokerage assets managed by IPI. The agreement with IPI is expected to close in August 2013.

“The agreements with TNB and IPI are strategic relationships for us,” continued Erwin. “We believe these relationships will provide benefits to a number of key Bank stakeholders - important products and services to our clients, enhanced risk management and improved profitability for the Bank, and value growth for our shareholders. The Palmetto Bank will continue to offer trust services through our current trust officers who will be employed by TNB in our existing office locations. The trust officers know and understand our clients’ financial needs, and we will leverage the investment expertise from TNB and the scale of their larger and more efficient operational platform. In addition, we are impressed with how well TNB and IPI have collaborated in other similar bank arrangements to provide complimentary trust and brokerage services to their clients. Such collaboration is a central focus of our overall Bank strategy to enhance the “Client Experience” at The Palmetto Bank.”

About Thomasville National Bank: TNB is a wholly-owned subsidiary of Thomasville Bancshares, Inc. headquartered in Thomasville, Georgia (www.tnbank.com). TNB was founded in 1995 and as of March 31, 2013 has trust and brokerage assets under management of $1.2 billion in five states, including similar contractual arrangements with four other banks.

About Investment Professionals, Inc.: IPI is a broker-dealer headquartered in San Antonio, Texas (www.invpro.com) that specializes in on-site delivery of investment programs for community banks and other financial institutions with assets in size ranging from $50 million to $10 billion. IPI was founded in 1992 and as of March 31, 2013 has assets under management of over $6 billion for over 90,000 clients in 26 states, including similar marketing agreements with over 150 financial institutions. IPI is endorsed by the Texas Bankers Association, Kentucky Bankers Association, and Community Bankers of Iowa, and is the preferred brokerage partner in Michigan and Ohio for both community bank associations.

About The Palmetto Bank: The Palmetto Bank is a community-oriented bank with $1.1 billion in total assets headquartered in Greenville, South Carolina (www.palmettobank.com). Palmetto is a 106-year old independent state-chartered commercial bank and is the fourth largest banking institution headquartered in South Carolina. Palmetto serves the Upstate through 25 branch locations in the nine counties of Abbeville, Anderson, Cherokee, Greenville, Greenwood, Laurens, Oconee, Pickens, and Spartanburg. The Bank specializes in providing personalized community banking services to individuals and small to mid-size businesses including Retail Banking (including Mortgage, Credit Cards and Indirect Auto), Commercial Banking (including Small Business Administration loans, Business Banking, Corporate Banking, Treasury Management and Merchant Services), and Wealth Management (including Trust, Brokerage, Financial Planning, and Insurance).

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Addendum to News Release – Forward-Looking Statements

Certain statements in this News Release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company, and the timing and amount of future capital raising activities by the Company, if any; and (3) actions taken by banking regulatory agencies related to the banking industry in general and the Company or the Bank specifically. The assumptions underlying the forward-looking statements could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov), including the “Risk Factors” included therein. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect changes in circumstances or events that occur after the date the forward-looking statements are made.